Financial Risk Management Objectives and Policies	12 Months Ended
Sep. 30, 2025
Disclosure of detailed information about financial instruments [abstract]
Financial Risk Management Objectives and Policies
6.
FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

The Company is exposed to credit risk, liquidity risk and market risk. The Company’s senior management and Board of Directors oversee management of these risks, which are summarized below.

Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss.

Credit risk arises from the possibility that certain parties will default and be unable to discharge their obligations. The Company has a significant number of customers which minimizes the concentration of credit risk. As of September 30, 2025, the Company had one customer exceeding 10% of receivables. This accounts receivables balance relates to Birkenstock Australia Pty. Ltd. and represents 14% of the Company's consolidated accounts receivables balance. As the entity was acquired on October 23, 2025, the accounts receivable balance was effectively settled upon acquisition. See Note 31 – Subsequent events for further details on the acquisition. As of September 30, 2024, the Company had one customer exceeding 10% of receivables, also relating to Birkenstock Australia Pty. Ltd. This accounts receivables balance represented 13% of the Company's consolidated accounts receivables balance.

The Company routinely assesses the financial strength of its customers through a combination of third-party financial reports, credit monitoring, publicly available information, and direct communication with those customers. The Company establishes payment terms with customers to mitigate credit risk and continues to closely monitor its accounts receivables credit risk exposure. Additionally, the Company has insurance for the majority of its trade receivables to cover losses due to non-payment.

The Company measures the loss allowance for trade receivables at an amount equal to lifetime expected credit losses. The Company measures the loss allowances for other financial assets at an amount equal to 12-month expected credit losses. Loss allowances relating to financial assets are increased in the instance when credit risk increases.

These measures and other measures the Company may adopt to mitigate credit risk, however, may not be successful. In addition, retail consolidation could lead to fewer B2B partners, B2B partners seeking more favorable price, payment or other terms from the Company, and a decrease in the number of stores that carry the Company’s products.

Further, trade and other receivables are categorized by aging as part of the Company’s process of monitoring credit risk. The aging of each receivable is analyzed and considered when estimating the lifetime expected credit loss.

Credit risk exposure by risk rating grades for trade receivables is as follows:

	Expected Credit Loss Rate	Gross Carrying Amount	Loss Allowance
Current (not past due)	0.0%	121,375	—
1-30 days past due	0.0%	22,677	—
31-60 days past due	1.6%	8,966	(142)
61-90 days past due	100.0%	1,545	(1,545)
More than 90 days past due	100.0%	1,887	(1,887)
September 30, 2025		156,450	(3,574)
Current (not past due)	0.0%	88,436	—
1-30 days past due	0.0%	16,315	—
31-60 days past due	0.0%	673	—
61-90 days past due	94.1%	555	(522)
More than 90 days past due	100.0%	1,402	(1,402)
September 30, 2024		107,381	(1,924)

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s approach managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to satisfy the requirements for business operations, capital expenditures, debt service and general corporate purposes, under normal and stressed conditions. The primary source of liquidity is funds generated by operating activities; the Company also has the option to draw on short-term borrowings and the Revolving Credit Facility (as defined below) as sources of funds for short-term working capital needs. The Company continuously reviews both actual and forecasted cash flows to ensure that the Company has appropriate capital capacity.

The following table summarizes the amount of contractual undiscounted future cash flow requirements as of September 30, 2025:

Contractual obligations by fiscal year	On demand	2026	2027	2028	2029	2030	Thereafter	Total
Interest-bearing loans and borrowings (excluding interest)	—	5,090	4,840	4,603	892,699	226,908	—	1,134,140
Tax receivable agreement liability *	416,441	55,929	—	—	—	—	—	472,370
Interest accrued on interest-bearing loan and borrowings **	—	42,652	51,922	52,643	43,500	4,972	—	195,689
Lease liabilities	—	51,481	37,120	24,011	20,483	17,447	80,256	230,798
Derivative liabilities	—	347	—	—	—	—	—	347
Trade and other payables	—	136,003	—	—	—	—	—	136,003
Accrued liabilities	—	32,222	—	—	—	—	—	32,222
Other financial liabilities	—	3,855	—	—	—	—	—	3,855
Total contractual obligations	416,441	327,579	93,882	81,257	956,682	249,327	80,256	2,205,424

* Non-current portion of the Tax receivable agreement liability is reflected as "On demand" as the Company has the option to terminate the agreement with early payment. See Note 16 - Tax Receivable Agreement.

** Interest on loans and borrowings is based on expected forward interest rates.

Market risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices. Market prices comprise foreign exchange risk and interest rate risk.

Foreign exchange risk

As we conduct business and operate internationally, we are exposed to the risk of foreign currency exchange rate fluctuations arising from transactions that are denominated in currencies other than the functional currency of the respective subsidiary. This foreign currency risk is primarily driven by intercompany receivables for inventory as Birkenstock Global Sales GmbH, a subsidiary of ours, transfers inventory from our production sites/logistics centers in

Germany to the third-party fulfillment centers of other subsidiaries, for which, in most cases, the intercompany invoices are denominated in the local currency of the receiving entity. We are particularly exposed to fluctuations in the exchange rate of the U.S. Dollar to the Euro because we have a significant presence in the United States.

To monitor and mitigate foreign currency risk, the Company enters into derivative arrangements with flexible currency forwards and currency swaps. The Company continuously monitors foreign currency exchange developments that are relevant to the Company’s operations.

The Tax Receivable Agreement ("TRA") presents an additional foreign exchange risk. The TRA requires payments to be made in USD and for the EUR tranche to be translated to USD at a spot rate determinable on the date of filing the US tax return for the respective fiscal year. At the end of each reporting period, the TRA liability is remeasured to the Company's functional currency, EUR from USD, for both the USD cash flow tranche and any EUR cash flow tranche that has since been translated into USD under the terms of the agreement. The resulting foreign exchange gain or loss is recognized in the statements of comprehensive income (loss). See Note 16 – Tax Receivable Agreement.

Sensitivity analysis for foreign exchange risk

The USD was the most relevant currency during the periods presented in these consolidated financial statements:

	Exchange rates at
Currency	September 30, 2025	September 30, 2024	September 30, 2023
US Dollar (USD)	1.17	1.12	1.06

A 10% change of the Euro against the USD would result in the following losses and gains being recognized in the consolidated statements of profit or loss, which would arise on the remeasurement of foreign currency denominated financial instruments.

	Year ended September 30,
	2025	2024	2023
Change in EUR/USD + 10%	8,373	7,187	29,859
Change in EUR/USD - 10%	(10,233)	(8,784)	(36,495)

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company had exposure to interest rate risk related to the Company’s Senior Term Facilities Agreement (as defined below). Borrowings made pursuant to the Original Term Loan (as defined below) consisted of a Euro-denominated facility with an original aggregate principal amount of €375.0 million (the "Original EUR Term Loan") and a USD-denominated facility with an original aggregate principal amount of $850.0 million (the "Original USD Term Loan"). The Original EUR Term Loan bore interest based on the Euro Interbank Offered Rate ("EURIBOR"). The Original USD Term Loan bore interest originally based on the LIBOR and later based on the Term SOFR. The Original Term Loan had a maturity of April 30, 2028, but was extinguished and replaced by the term loans under the new Term and Revolving Facilities Agreement (as defined below) effective August 2, 2024. Borrowings under the Term and Revolving Facilities Agreement consist of a €375.0 million Euro-denominated term loan facility (the "EUR Term Loan") and a $280.0 million USD-denominated term loan facility (the "USD Term Loan") (collectively, the "Term Loan"). The EUR Term Loan and the USD Term Loan exposes the Company to interest rate risk as the interest is based on the EURIBOR and the Term SOFR, respectively. See Note 15 – Loans and borrowings.

The Company had exposure to interest rate risks related to the Company’s Senior Term Facilities Agreement and to limit the interest rate risk on the Original EUR Term Loan, the Company entered into a derivative contract in the form of an interest cap. The interest cap was designated at inception as a hedging instrument on June 20, 2023. As a result of signing the new Term and Revolving Facilities Agreement in May 2024, the application of hedge accounting was terminated. As such, the Company reclassified the cash flow hedge reserve of a cumulative loss of €0.3 million reflected in the accumulated other comprehensive income (loss) in equity through "Finance cost, net." The interest cap was used to limit interest risk on the EUR Term Loan and was accounted for as a free-standing derivative in "Other assets" with the changes in fair value being accounted for in "Finance cost, net." The interest cap matured during the year ended September 30, 2025, and the Company concluded not to enter into a new derivative contract after taking into consideration the current interest environment. The Company continues to actively monitor and manage interest rate developments and the associated risk exposure.

The amounts related to the Original EUR Term Loan designated as the hedged item during the year ended September 30, 2024 were as follows:

Nominal value	Carrying value	Line item in the statement of financial position	Change in fair value used for measuring ineffectiveness for the period	Change in value of hedging instrument recognized in OCI	Hedge ineffectiveness recognized in profit or loss
—	—	Loans and borrowings	(1,469)	(1,469)	—

Gains and losses from cash flow hedges during the year ended September 30, 2024 were as follows:

Cash flow hedge
Gains or losses from changes in fair value of hedging instruments
Recognized in equity	345
Recognized in profit or loss	—
Reclassification from the cash flow hedge reserve to profit or loss
Due to early discontinuation of the hedging relationship	549
Due to realization of the hedged item	1,224

Changes in the cash flow reserve during the year ended September 30, 2024 were as follows:

	Cash flow hedge reserve
	Hedging reserve	Cost of hedging reserve
September 30, 2023	1,611	(1,956)
Effective portion of changes in fair value	(1,469)	41
Amount reclassified to profit or loss	(142)	1,915
Thereof due to early discontinuation of the hedging relationship	(142)	691
Thereof due to realization of the hedged item	—	1,224
September 30, 2024	—	—

For further information see Note 4 – Fair value measurement.

Sensitivity analysis for interest rate risk

A 100 basis points increase in market interest rates for all currencies in which the Company had cash and borrowings would have a negative effect on net profit (loss) in the amount of €5.4 million and €7.1 million for the years ended September 30, 2025, and 2024, respectively. A 100 basis points decrease in market interest rates would have an opposite effect of approximately the same amount. The interest rate sensitivity analysis uses nominal values and does not reflect the transaction costs.

Capital management

The Company manages its capital, which consists of equity, short-term borrowings, and long-term debt (the Term Loan, Revolving Credit Facility and Senior Notes (as defined below)), with the objectives of safeguarding sufficient net working capital over the annual operating cycle and providing sufficient financial resources to grow operations to meet long-term consumer demand. Management monitors its net leverage ratio, defined as net debt (sum of non-current loans and borrowings, current portion of USD Term Loan, current and non-current Lease liabilities, reduced by the amount of cash and cash equivalents) divided by adjusted EBITDA (net profit (loss) for the period before income tax expense / benefit, (finance cost (net), amortization of intangible assets and depreciation of tangible assets, adjusted for the effect of non-recurring items. Refer to Note 5 – Segment information for details on adjustments to EBITDA). The board of directors of the Company monitors the Company’s capital management on a regular basis. The Company continually assesses the adequacy of the Company’s capital structure and capacity and makes adjustments within the context of the Company’s strategy, economic conditions, and risk characteristics of the business.

Please see Note 15 – Loans and borrowings for further information on covenant conditions.